UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to §240.14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Russell Investment Company Funds: Your vote is needed for the Special Meeting! Shareholders are being asked to approve a new investment advisory agreement and other proposals. Vote now at <Individual Link> or call 1-888-812-7884 and provide reference number <Ref ID> to vote your shares.

– Computershare Fund Services, Russell Investment Company’s proxy solicitor

Reply STOP to opt out of text messages only.

Russell Investment Company Funds: Your vote is still needed for the Special Meeting! Vote now at <Individual Link> or call 1-888-812-7884 and provide reference number <Ref ID> to vote your shares.

– Computershare Fund Services, Russell Investment Company’s proxy solicitor

Reply STOP to opt out of text messages only.

Russell Investment Company Funds: Your vote is needed for the Special Meeting! Shareholders are being asked to approve a new investment advisory agreement and other proposals. Vote now by calling 1-888-812-7884 and providing reference number <Ref ID> to vote your shares.

– Computershare Fund Services, Russell Investment Company’s proxy solicitor

Reply STOP to opt out of text messages only.

Russell Investment Company Funds: Your vote is still needed for the Special Meeting! Vote now by calling 1-888-812-7884 and providing reference number <Ref ID> to vote your shares.

– Computershare Fund Services, Russell Investment Company’s proxy solicitor

Reply STOP to opt out of text messages only.

Email Subject Line:	[Urgent Request – Your Vote is Needed!]
[Time is short – Please Vote Today]
[Your Vote is Critical – Vote Today]

Russell Investment Company Special Meeting of Shareholders: November 24, 2026 11:00 a.m. Pacific Time Dear Shareholder: The Special Meeting of Shareholders to be held on November 24, 2026 is quickly approaching, and our records indicate that we have not yet received your vote. This e-mail provides the information you will need to view the Proxy Statement and other materials online, access your proxy card and vote your shares. By voting today, you can help eliminate the need for additional mailings and phone calls. Thank you for your prompt attention to this matter. Vote Now! Control Number: REPLACE_CONTROL_NUMBER Security Code: REPLACE_SECURITY_CODE For Shareholders as of September 1, 2026 Ways to Vote

Go to Proxy-direct.com Call 800-337-3503 Vote by November 24, 2026 at 11:00 AM PT Important Materials Notice of Meeting, Proxy StatementHow to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.Questions? If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, Russell Investment Company’s proxy solicitor, toll free at 1-888-812-7758. If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

Voice Mail Recording:

Hello, this is Vernon Barback, President and CEO of Russell Investment Company and I am calling to ask you to please take a moment today to vote your Russell Investment Company mutual fund proxy.

The special shareholder meeting on November 24, 2026 is fast approaching and some of the funds you have invested in have not yet reached the minimum number of votes needed before the shareholder meeting.

Your vote is critical no matter how many shares you own and voting is quick and easy.

You can vote by following the instructions on the proxy card that you received in the information packet or you may call 1-888-812-7758 between 10 am – 11 pm Eastern time, Monday through Friday, and from 10 am – 6 pm Eastern time on Saturday.

Voting today will remove your phone number from future calling efforts.

I appreciate your prompt attention to this very important matter and thank you for your time and your vote.